   As filed with the Securities and Exchange Commission on February 15, 2000



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Loudeye Technologies, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                                91-1908833
(State of incorporation or organization)                (IRS Employer
                                                        Identification No.)

Times Square Building                                   98101
414 Olive Way, Suite 300                                (Zip Code)
Seattle, Washington
(Address of principal executive offices)


 If this form relates to the registration of a     If this form relates to the
 class of securities pursuant to Section 12(b)     registration of a class of
 of the Exchange Act and is effective              securities pursuant to
 pursuant to General Instruction A.(c),            Section 12(g) of the
 check the following box. [_]                      Exchange Act and is
                                                   effective pursuant to
                                                   General Instruction A.(d),
                                                   check the following box. [X]

Securities Act registration statement file number to which this form relates:
                           333-93361 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                      Name of each exchange on which
       to be so registered                      each class is to be registered
       -------------------                      ------------------------------

             None                                          None


       Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.001 per share
              -----------------------------------------------------------
                                (Title of Class)
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Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-93361) filed via EDGAR on December 22, 1999 (the "Form S-1 Registration Statement").
           -------------------------------

Item 2.    Exhibits
           --------

               The following exhibits are filed as a part of this Registration
               Statement:

               1.1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

               2.1 Fifth Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

               2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the completion of the offering -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

               2.3 Certificate of Amendment to Fifth Amended Certificate of Incorporation of the Registrant dated December 17, 1999 - incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               2.4 Bylaws -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

               2.5 Amended and Restated Investor's Rights Agreement dated December 14, 1999 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.15 to the Form S-1 Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 15, 2000             Loudeye Technologies, Inc.


                                    By: /s/ Larry Culver
                                        --------------------------------------
                                        Larry Culver, Chief Financial Officer

                                      -3-
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                               INDEX TO EXHIBITS


   Exhibit No.                         Description
   -----------                         -----------

       1.1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

       2.1 Fifth Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

       2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the completion of the offering -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

       2.3 Certificate of Amendment to Fifth Amended Certificate of Incorporation of the Registrant dated December 17, 1999 - incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

       2.4 Bylaws -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

       2.5 Amended and Restated Investor's Rights Agreement dated December 14, 1999 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.15 to the Form S-1 Registration Statement.

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